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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 24, 2001
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                               DRUG EMPORIUM, INC.
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             (Exact name of registrant as specified in its charter)




Delaware                             000-16998                 31-1064888
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(State or Other Jurisdiction         (Commission              (IRS Employer
Incorporation)                       File Number)           Identification No.)




155 HIDDEN RAVINES DRIVE, POWELL, OHIO                              43065
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code (740) 548-7080
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                                 Not applicable
                                 --------------
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENT

         On September 24, 2001, the FIRST AMENDED JOINT PLAN OF REORGANIZATION OF THE DEBTORS UNDER CHAPTER 11 OF THE BANKRUPTCY CODE (the "Plan") of Drug Emporium, Inc., a Delaware corporation (the "Company") and its subsidiaries became effective and all outstanding equity interests of the Company, including its Common Stock, $0.01 par value per share, have been cancelled and terminated. Holders of the Company's 7 3/4% Convertible Subordinated Debentures, due October 1, 2014 and other creditors of the Company will receive the treatment set forth in the Plan which was confirmed by an order of the Bankruptcy Court entered on September 4, 2001.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant bas duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DRUG EMPORIUM, INC.


Date:  September 24, 2001                By:   /s/  Terry L. Moore
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                                         Terry L. Moore
                                         Chief Financial Officer